SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report

                                 April 27, 2000

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                    Texas                                      74-2871063
(State or other jurisdiction of incorporation               (I.R.S. Employer
              or organization)                             Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS


The news release of FVNB Corp. dated April 26, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that on April 26, 2000, the Board of Directors of FVNB Corp. declared a regular cash dividend of $.35 per share for shareholders of record on May 5, 2000, payable on May 19, 2000. The release also includes unaudited financial information related to the first quarter of 2000.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

        c.  Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of FVNB Corp. dated April 26, 2000.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FVNB CORP.
                                              (Registrant)


                                              By: /S/ DAVID M. GADDIS
                                                      David M. Gaddis, President


Date:  April 27, 2000

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                                INDEX TO EXHIBIT


EXHIBIT NO.                        DESCRIPTION                       PAGE
-----------                 -------------------------                ----
    99                      News release of FVNB Corp.                 5
                            dated April 26, 2000

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